EXHIBIT 10.2


                                                                EXECUTION COPY





                                 LOAN AGREEMENT



                           DATED AS OF APRIL 30, 2001



                                      AMONG



                             SAMUELS JEWELERS, INC.,
                                  AS BORROWER,



                            THE LENDERS PARTY HERETO,



                                       AND



                          DDJ CAPITAL MANAGEMENT, LLC,
                            AS AGENT FOR THE LENDERS






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                                TABLE OF CONTENTS
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                                                                                                       PAGE
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ARTICLE 1 -               DEFINITIONS AND ACCOUNTING TERMS..............................................1

           Section 1.1.   Definitions...................................................................1

           Section 1.2.   Accounting Terms..............................................................7

ARTICLE 2 -               THE LOANS.....................................................................7

           Section 2.1.   The Tranche B Loans...........................................................7

           Section 2.2.   Permitted Additional Tranche B Loans..........................................8

           Section 2.3.   The Tranche C Loan............................................................8

           Section 2.4.   Overadvances..................................................................8

           Section 2.5.   Interest on Loans.............................................................9

           Section 2.6.   Computation of Interest, Etc..................................................9

           Section 2.7.   Fees and Additional Compensation..............................................9

           Section 2.8.   Increased Costs, Etc.........................................................10

           Section 2.9.   Use of Proceeds..............................................................11

ARTICLE 3 -               CONDITIONS TO LOANS..........................................................11

           Section 3.1.   Conditions to Loans..........................................................11

           Section 3.2.   Conditions to Additional Tranche B Loans.....................................12

ARTICLE 4 -               PAYMENT AND REPAYMENT........................................................12

           Section 4.1.   Voluntary Prepayments........................................................12

           Section 4.2.   Payment or Other Actions on Non-Business Days................................12

           Section 4.3.   Method and Timing of Payments................................................13

           Section 4.4.   Currency.....................................................................13

ARTICLE 5 -               REPRESENTATIONS AND WARRANTIES...............................................13

           Section 5.1.   Corporate Existence, Charter Documents, Etc..................................13

           Section 5.2.   Principal Place of Business; Location of Records.............................13

           Section 5.3.   Qualification................................................................13

           Section 5.4.   Corporate Power..............................................................14

           Section 5.5.   Valid and Binding Obligations................................................14

           Section 5.6.   Other Agreements.............................................................14

           Section 5.7.   Payment of Taxes.............................................................14

           Section 5.8.   Information..................................................................15


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                                TABLE OF CONTENTS
                                   (CONTINUED)


           Section 5.9.   Other Materials Furnished....................................................15

           Section 5.10.  Stock........................................................................15

           Section 5.11.  Assets, Licenses, Patents, Trademarks, Etc...................................15

           Section 5.12.  Litigation...................................................................16

           Section 5.13.  Pension Plans................................................................16

           Section 5.14.  Outstanding Indebtedness.....................................................16

           Section 5.15.  Compliance with Law..........................................................17

           Section 5.16.  Environmental Matters........................................................17

           Section 5.17.  Governmental Regulations.....................................................18

           Section 5.18.  Margin Stock.................................................................18

           Section 5.19.  Fictitious Business Name.....................................................18

ARTICLE 6 -               REPORTS AND INFORMATION......................................................18

           Section 6.1.   Interim Financial Statements and Reports.....................................18

           Section 6.2.   Annual Financial Statements..................................................19

           Section 6.3.   Notice of Default............................................................19

           Section 6.4.   Notice of Litigation.........................................................19

           Section 6.5.   Reportable Events............................................................19

           Section 6.6.   Reports to other Creditors...................................................19

           Section 6.7.   Communications with Independent Public Accountants...........................20

           Section 6.8.   Environmental Reports........................................................20

           Section 6.9.   Miscellaneous................................................................20

ARTICLE 7 -               AFFIRMATIVE COVENANTS........................................................20

           Section 7.1.   Existence and Business.......................................................20

           Section 7.2.   Taxes and Other Obligations..................................................21

           Section 7.3.   Maintenance of Properties and Leases.........................................21

           Section 7.4.   Insurance....................................................................21

           Section 7.5.   Records, Accounts and Places of Business.....................................21

           Section 7.6.   Inspection...................................................................22

           Section 7.7.   Maintenance of Accounts......................................................22


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                                TABLE OF CONTENTS
                                   (CONTINUED)


ARTICLE 8 -               NEGATIVE COVENANTS...........................................................22

           Section 8.1.   Restrictions on Indebtedness.................................................22

           Section 8.2.   Restriction on Liens.........................................................22

           Section 8.3.   Investments..................................................................23

           Section 8.4.   Dispositions of Assets.......................................................24

           Section 8.5.   Assumptions, Guaranties, Etc. of Indebtedness of Other Persons...............24

           Section 8.6.   Mergers, Etc.................................................................24

           Section 8.7.   Distributions................................................................24

           Section 8.8.   Sale and Leaseback...........................................................24

           Section 8.9.   Transactions with Affiliates.................................................24

ARTICLE 9 -               EVENTS OF DEFAULT AND REMEDIES...............................................24

           Section 9.1.   Events of Default............................................................24

           Section 9.2.   Remedies.....................................................................26

           Section 9.3.   Distribution of Proceeds.....................................................27

ARTICLE 10 -              CONSENTS; AMENDMENTS; WAIVERS; REMEDIES......................................27

           Section 10.1.  Actions by Lenders...........................................................27

           Section 10.2.  Actions by Borrower..........................................................28

ARTICLE 11 -              SUCCESSORS AND ASSIGNS.......................................................28

           Section 11.1.  General......................................................................28

           Section 11.2.  Assignments..................................................................29

           Section 11.3.  Participations...............................................................29

ARTICLE 12 -              THE AGENT....................................................................30

           Section 12.1.  Authorization and Action.....................................................30

           Section 12.2.  Agent's Reliance, Etc........................................................31

           Section 12.3.  Agent as a Lender............................................................31

           Section 12.4.  Lender Credit Decision.......................................................31

           Section 12.5.  Indemnification of Agent.....................................................32

           Section 12.6.  Successor Agent..............................................................32

           Section 12.7.  Amendment of Article 13......................................................32

ARTICLE 13 -              MISCELLANEOUS................................................................33

           Section 13.1.  Notices......................................................................33


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
                                TABLE OF CONTENTS
                                   (CONTINUED)


           Section 13.2.  Merger.......................................................................33

           Section 13.3.  Governing Law; Consent to Jurisdiction.......................................33

           Section 13.4.  Counterparts.................................................................34

           Section 13.5.  Expenses and Indemnification.................................................34

           Section 13.6.  WAIVER OF JURY TRIAL.........................................................35

           Section 13.7.  Severability.................................................................35

           Section 13.8.  Headings.....................................................................35

           Section 13.9.  Confidentiality..............................................................35

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                                TABLE OF CONTENTS
                                   (CONTINUED)


LIST OF EXHIBITS AND SCHEDULES

Exhibit A            Form of Tranche B Note
Exhibit B            Form of Tranche C Note
Exhibit C            Form of Additional Tranche B Loan Notice
Exhibit D            Form of Security Agreement
Exhibit E            Form of Opinion of Borrower's Counsel
Exhibit F            Form of Assignment and Acceptance Agreement



Schedule I           Schedule of Commitment Percentages
Schedule II          Schedule of Assignments of Claims
Schedule 5.10        Schedule of Issued and Outstanding Stock
Schedule 5.11(a)     Schedule of Permitted Liens
Schedule 5.11(b)     Schedule of Licenses, Patents, Copyrights and Trademarks
Schedule 5.13        Schedule of Pension Plans
Schedule 5.14        Outstanding Indebtedness
Schedule 5.16        Environmental Matters
Schedule 5.19        Business Names
Schedule 7.4         Schedule of Insurance

                                 LOAN AGREEMENT


           This LOAN AGREEMENT is entered into as of April 30, 2001 by and among Samuels Jewelers, Inc. (the "Borrower"), the lenders from time to time party hereto (the "Lenders") and DDJ Capital Management, LLC, a Delaware limited liability company, as Agent for the Lenders (the "Agent").

                                    Recitals

           WHEREAS, on October 2, 1998, the Borrower, financial institution party thereto and Foothill Capital Corporation, a California Corporation, as Agent, entered into a Loan and Security Agreement (as amended, modified or supplemented from time to time the "Senior Loan Agreement"). Pursuant to the Senior Loan Agreement and related documents, all amounts owing under the Senior Loan Agreement are secured by liens and security interests in substantially all of Borrowers assets.

           WHEREAS, Borrower now seeks additional loans for working capital needs, capital expenditures and other general corporate purposes by means of Tranche B Loan up to a maximum amount of $15,000,000 and a Tranche C Loan aggregating $14,335,431.01 arising out of the Agent's purchase from various trade vendors of certain of the Borrower's accounts payable.

           WHEREAS, the Lenders have agreed to provide those additional loans to the Borrower pursuant to the terms of this Agreement, which Agreement was negotiated on an arm's length basis, in good faith.

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                  ARTICLE 1 - DEFINITIONS AND ACCOUNTING TERMS

           Section 1.1. Definitions In addition to the terms defined elsewhere in this Agreement, unless otherwise specifically provided herein, the following terms shall have the following meanings for all purposes when used in this Agreement, and in any note, agreement, certificate, report or other document made or delivered in connection with this Agreement:

                     "Additional Tranche B Loan Notice" shall have the meaning set forth in Section 2.2(b) hereof.

                     "Additional Tranche B Loans" shall have the meaning set forth in Section 2.2(a) hereof.

                     "Additional Tranche B Loan Amount" shall mean the lesser of
           (i) 92% of GOB Value, minus the amount of the Initial Tranche B Advance, minus any amounts of Additional Tranche B Loans previously advanced to the Borrower by the Lenders, minus the amount outstanding under the Senior Loan Agreement or (ii) $15,000,000, minus the amount of the Initial Tranche B Advance, minus any amounts of Additional Tranche B Loans previously advanced to the Borrower by the Lenders.

                     "Affiliate" shall mean (a) any director or officer of the Borrower and (b) any Person that, directly or indirectly, controls, is controlled by or is under common control with the Borrower. For purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise. For the purposes of this Agreement and any other Lender Agreement executed in connection herewith, DDJ Capital Management shall be deemed not to be an "Affiliate" of the Borrower.

                     "Applicable Unused Facility Margin" shall mean an amount equal to .375% per annum.

                     "Agent" shall mean DDJ Capital Management, LLC, in its capacity as agent for the Lenders and its successors, if any in that capacity.

                     "Agreement" shall mean this Loan Agreement, as it may be amended or supplemented from time to time. References to Articles, Sections, Exhibits, Schedules and the like refer to the Articles, Sections, Exhibits, Schedules and the like of this Agreement unless otherwise indicated, as amended and supplemented from time to time.

                     "Assignment and Acceptance Agreement" shall have the meaning set forth in Section 11.2(a) hereof.

                     "Borrower" shall have the meaning set forth in the preamble of this Agreement.

                     "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banking institutions are authorized or obligated to close in Boston, Massachusetts or Austin, Texas.

                     "Capitalized Lease" shall mean any lease which is or should be capitalized on the balance sheet of the lessee in accordance with generally accepted accounting principles and Statement of Financial Accounting Standards No. 13.

                     "Capitalized Lease Obligations" shall mean the amount of the liability reflecting the aggregate discounted amount of future payments under all Capitalized Leases calculated in accordance with generally accepted accounting principles and Statement of Financial Accounting Standards No. 13.

                     "Closing Date" shall mean the date on which all of the conditions set forth in Section 3.1 have been satisfied.

                     "Commitment Fee" shall mean the fee payable to the Lenders, in the amount of $300,000, which shall be distributed on a pro rata basis to the Lenders in accordance with the Lenders' respective Commitment Percentages for the Tranche B Loans.


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
                     "Commitment Percentage" shall mean as to each Lender its percentage interest in the Tranche B Loans and the Tranche C Loans as set forth on Schedule 1 hereto.

                     "Consolidated" and "Consolidating," and "consolidated" and "consolidating" when used with reference to any term, mean that term (or the terms "combined" and "combining", as the case may be, in the case of partnerships, joint ventures and Affiliates) as applied to the accounts of the Borrower (or other specified Person).

                     "Credit Participants" shall have the meaning set forth in
           Section 11.3 hereof.

                     "Default" shall mean an Event of Default or an event or condition which with the passage of time or giving of notice, or both, would be such an Event of Default.

                     "Default Rate" shall have the meaning set forth in Section 2.5(a) hereof.

                     "Distribution" shall mean as to any Person: (a) the declaration or payment of any dividend on or in respect of any shares of any class of capital stock of such Person, other than dividends payable solely in shares of common stock of such Person, (b) the purchase, redemption, or other acquisition or retirement of any shares of any class of capital stock of such Person directly or indirectly, (c) any other distribution on or in respect of any shares of any class of capital stock of such Person and (d) any setting apart or allocating any sum for the payment of any dividend or distribution, or for the purchase, redemption or retirement of any shares of capital stock of such Person.

                     "Environmental Law" means any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, or any federal, state, county or local statute, regulation, ordinance, order or decree relating to public health, welfare, the environment, or to the storage, handling, use or generation of hazardous substances in or at the workplace, worker health or safety, whether now existing or hereafter enacted.

                     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                     "Event of Default" shall mean any of the Events of Default in Section 9.1 hereof.

                     "generally accepted accounting principles" or "GAAP" shall mean generally accepted accounting principles as defined by controlling pronouncements of the Financial Accounting Standards Board, as from time to time supplemented and amended.

                     "GOB Value" shall mean, with respect to Inventory, the "going out of business: or "net liquidation" value of such Inventory, expressed as a percentage of such Inventory Cost, as determined by Gordon Brothers Retail Partners, LLC, HilCo/Great American LLC, or one or more other appraisers acceptable to Senior Lenders, Agent and Borrower.

                     "Guaranty" or "Guarantee" or "Guaranties" shall include any arrangement whereby a Person is or becomes liable in respect of any Indebtedness or other obligation of another and any other arrangement whereby credit is extended to another obligor on the basis of any promise of a guarantor, whether that promise is expressed in terms of


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
           an obligation to pay the Indebtedness of such obligor, or to purchase or lease assets under circumstances that would enable such obligor to discharge one or more of its obligations, or to maintain the capital, the working capital, solvency or general financial condition of such obligor, whether or not such arrangement is listed in the balance sheet of the guarantor or referred to in a footnote thereto.

                     "Indebtedness" shall mean, as to any Person, all obligations, contingent and otherwise, which in accordance with generally accepted accounting principles consistently applied should be classified upon such Person's balance sheet as liabilities, but in any event including liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired by such Person whether or not the liability secured thereby shall have been assumed, letters of credit open for account, obligations under acceptance facilities, Capitalized Lease Obligations and all obligations on account of Guaranties, endorsements and any other contingent obligations in respect of the Indebtedness of others whether or not reflected on such balance sheet or in a footnote thereto.

                     "Initial Tranche B Advance" shall mean an amount equal to the lesser of (i) 92% of GOB Value, minus the amount outstanding under the Senior Loan Agreement or (ii) $15,000,000.

                     "Intercreditor Agreement" shall mean the Intercreditor and Subordination Agreement of even date herewith among the Senior Lenders, the Agent and the Lenders.

                     "Interest Rate" shall mean twenty percent (20%) per annum through October 31, 2001, and shall increase by one quarter percent (0.25%) per month thereafter.

                     "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                     "Inventory" shall mean all present and future inventory in which Borrower has any interest, including goods held for sale or lease to be furnished under a contract of service and all of Borrower's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located.

                     "Investment" shall mean (a) any stock, evidence of Indebtedness or other security of a Person (other than Borrower), (b) any loan, advance, contribution to capital, extension of credit (except for current trade and customer accounts receivable for inventory sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms) to a Person, and (c) any purchase of (i) stock or other securities of another Person (other than Borrower) or (ii) any business or undertaking of another Person (whether by purchase of assets or securities), any commitment or option to make any such purchase if, in the case of an option, the aggregate consideration paid for such option was in excess of $100, or (d) any other investment, in all cases whether existing on the date of this Agreement or thereafter made.

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
                     "Lender Agreements" shall mean this Agreement, the Notes, the Security Agreement, and any other present or future agreement from time to time entered into between the Borrower and the Agent or the Lenders in connection with this Agreement, each as from time to time amended or supplemented, and all statements, reports and certificates delivered by the Borrower to the Agent or the Lenders in connection therewith; and "Lender Agreement" means any one of the agreements described herein.

                     "Lender Obligations" shall mean all present and future obligations and Indebtedness of the Borrower owing to the Agent or the Lenders under this Agreement or any other Lender Agreement, including, without limitation, the obligations to pay the Indebtedness from time to time evidenced by the Notes, and obligations to pay interest, commitment fees, charges, expenses and indemnification from time to time owed under any Lender Agreement.

                     "Lenders" shall mean (i) initially, each Lender listed on the signature pages hereof, (ii) any other Person who becomes a Successor Lender hereunder in accordance with the terms of Section
           11.3 hereof, and (iii) their respective successors.

                     "Loans" shall mean, collectively, the Tranche B Loans and the Tranche C Loan.

                     "Majority Lenders" shall mean, at any time, the Lenders having made not less than 51% of the outstanding principal amount of the Loans hereunder, or, if no Loans are outstanding, the Lenders having aggregate Commitment Percentages of not less than 51%.

                     "Material Adverse Effect" shall mean a material adverse effect on the business, properties, assets or condition, financial or otherwise, of the Borrower, taken as a whole.

                     "Maturity Date" shall mean June 15, 2002.

                     "Maximum Additional Tranche B Loan Amount" shall mean the maximum principal amount of Tranche B Loans made to Borrower pursuant to Section 2.2 hereof, which amount shall not exceed the lesser of
           (i) 92% of the GOB Value, minus the amount outstanding under the Senior Loan Agreement, minus the Initial Tranche B Advance or (ii) $15,000,000 minus the Initial Tranche B Advance.

                     "Maximum Lawful Rate" shall have the meaning set forth in
           Section 2.5 hereof.

                     "Maximum Tranche B Loan Amount" shall mean the maximum principal amount of the Tranche B Loans, which amount shall not exceed the lesser of (i) 92% of the GOB Value of the Inventory, minus the amount outstanding under the Senior Loan Agreement or (ii) $15,000,000.

                      "Net Income (Loss)" shall mean, for any fiscal period, the aggregate net income (or loss) after provision (benefit) for federal, state, local and foreign income taxes of Borrower, if any, for such period, determined on a consolidated basis in accordance with GAAP.


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
                     "Notes" shall mean, collectively, the Tranche B Notes substantially in the form of Exhibit A hereto executed by the Borrower in favor of each Lender to evidence the Tranche B Loans made by the Lenders hereunder and the Tranche C Note substantially in the form of Exhibit B hereto executed by the Borrower in favor of each Lender to evidence the Tranche C Loan made by the Lenders.

                     "Overadvance" shall have the meaning set forth in Section
           2.4 hereof.

                     "Pension Plan" shall mean an employee benefit plan or other plan maintained for the employees of the Borrower as described in
           Section 4021(a) of ERISA.

                     "Permitted Indebtedness" shall mean, with respect to the Borrower, (i) Indebtedness maturing in less than one year and incurred in the ordinary course of business for supplies, property, inventory, equipment, services, taxes or labor or otherwise; (ii) Indebtedness secured by Purchase Money Liens; (iii) deferred taxes and other expenses incurred in the ordinary course of business; and
           (iv) any other Indebtedness in an amount not to exceed $100,000 in the aggregate at any one time.

                     "Person" shall mean an individual, corporation, partnership, joint venture, association, estate, joint stock company, trust, organization, business, or a government or agency or political subdivision thereof.

                     "Purchase Money Liens" shall mean liens on any item of equipment acquired after the date of this Agreement in the ordinary course of the Borrower's business consistent with past practices; provided that (i) each such lien shall attach only to the property to be acquired, (ii) a description of the property so acquired is furnished to the Agent, (iii) such description is in form and substance satisfactory to the Agent and (iv) the debt incurred in connection with such acquisitions shall not exceed $100,000 in the aggregate for the Borrower in any 12-month period.

                     "Reportable Event" shall mean an event reportable to the Pension Benefit Guaranty Corporation under Section 4043 of Title IV of ERISA (other than events for which the notice requirements have been waived under applicable regulations).

                     "Samuel Jewelers" shall mean Samuel Jewelers, Inc., a Delaware Corporation.

                     "Security Agreement" shall mean the Security Agreement, substantially in the form of Exhibit D, delivered pursuant to Section
           3.1 hereof, as modified, supplemented or restated from time to time.

                     "Senior Lenders" shall mean the financial institutions party to the Senior Loan Agreement, or any successor or assign or any replacement lender pursuant to the Senior Loan Agreement.

                     "Senior Loan Agreement" shall mean the Loan and Security Agreement, dated as of October 2, 1998, by and among the Borrower, the financial institutions listed on the signature pages thereof and


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
           Foothill Capital Corporation, as Agent, as modified, amended or supplemented through the date hereof.

                     "Tranche B Loan Commitment" shall mean as to any Lender, the commitment of such Lender to make its pro rata share of the Tranche B Loans as set forth on Schedule 1 to this Agreement.

                      "Tranche B Loans" shall mean the Initial Tranche B Loans and any Additional Tranche B Loans made by the Lenders to the Borrower under Article 2 hereof.

                     "Tranche C Loan" shall mean the $14,335,431.01 Tranche C Loan arising out of the Lender's purchase from various trade vendors of certain of the Borrower's accounts payable, each of which is evidenced by an Assignment of Claim.

                     "Tranche B Note" shall mean the Tranche B Note substantially in the form of Exhibit A hereto executed by the Borrower in favor of each Lender to evidence the Tranche B Loans.

                     "Tranche C Note" shall mean the Tranche C Note substantially in the form of Exhibit B hereto executed by the Borrower in favor of each Lender to evidence the Tranche C Loan.

                     "UCC" shall mean the Massachusetts Uniform Commercial Code, Massachusetts General Laws c. 106, as amended from time to time.

           Section 1.2. Accounting Terms. All accounting terms used and not defined in this Agreement shall be construed in accordance with generally accepted accounting principles consistently applied, and all financial data required to be delivered hereunder shall be prepared in accordance with such principles.

                             ARTICLE 2 - THE LOANS

           Section 2.1. The Tranche B Loans.

           (a) Subject to the terms and conditions of this Agreement, including satisfaction of the conditions set forth in Section 3.1, on the Closing Date, each Lender, to severally and not jointly, agrees to advance the Initial Tranche B Advance on a pro rata basis in accordance with its Tranche B Loan Commitment. On the Closing Date, the Borrower shall execute and deliver to each Lender a Tranche B Note to evidence the Tranche B Loan made by such Lender to the Borrower hereunder.

           (b) The Tranche B Loans shall mature on the Maturity Date and shall be repaid on that date, together with all outstanding principal, accrued and unpaid interest and other fees and charges hereunder.


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
           Section 2.2. Permitted Additional Tranche B Loans.

           (a) At any time after the Closing Date, the Borrower may request an advance (the "Additional Tranche B Loan") of the Additional Tranche B Loan Amount in principal amounts of not less than $1,000,000 or multiple integrals thereof so long as the Additional Tranche B Loan Amount and the Initial Tranche B Advance outstanding does not exceed the Maximum Tranche B Term Loan Amount.

           (b) The Borrower shall deliver to the Agent, with a copy to each Lender, a written notice (effective upon receipt) (each an "Additional Tranche B Loan Notice") at least three (3) days prior to the date of any Additional Tranche B Loan. Each Additional Tranche B Loan Notice shall be in substantially the form of the attached Exhibit C. The Agent will promptly notify each Lender of receipt by the Agent of the Additional Tranche B Loan Notice. Not later than 2:00 p.m. (Boston Time) on the date of the requested Additional Tranche B Loan, each Lender will make available to the Agent in immediately available funds such Lender's Tranche B Loan Commitment Percentage of such Additional Tranche B Loan. After the Agent's receipt of such funds, and satisfaction of the terms and conditions set forth in Section 3.2 hereof, the Agent will make such Additional Tranche B Loan amounts available to the Borrower in immediately available funds by depositing the amount in such account as the Borrower may from time to time designate to the Agent in writing. On the date of each Additional Tranche B Loan, the Borrower shall execute and deliver to each Lender a Tranche B Note to evidence the Additional Tranche B Loan made hereunder.

           Section 2.3. The Tranche C Loan.

           (a) Subject to the terms and conditions of this Agreement, including satisfaction of the conditions set forth in Section 3.1 on the Closing Date, the Borrower shall execute and deliver to each Lender a Tranche C Note to evidence the indebtedness owed to such Lender as a result of the Lender's purchase of certain of the Borrower's accounts payable from various trade vendors of the Borrower, each of which is evidenced by an Assignment of Claim.

           (b) On the Closing Date, the Lenders and the Borrower's rights and obligations set forth in each of the Assignment of Claim agreements listed on the attached Schedule II shall be extinguished in their entirety.

           (c) The Tranche C Loan shall mature on the Maturity Date and shall be repaid on that date, together with all outstanding principal, accrued interest and unpaid and other fees and charges hereunder.

           Section 2.4. Overadvances

           (a) The Lenders are hereby authorized, (i) after the occurrence of an Event of Default or (ii) if the Lenders have advanced Tranche B Loans in an amount greater than the Maximum Tranche B Loan Amount, to make additional Tranche B loans (an "Overadvance") to the Borrower if the Lenders determine, in their reasonable business judgment, that such Overadvance is necessary or desirable, provided, however, that nothing herein shall create an obligation on the Lenders to make an Overadvance and any such Overadvance shall be at the sole and absolute discretion of the Lenders.

           (b) The Borrower, within 30, 60 or 90 days or such longer period, as determined by the Agent (in its sole and absolute discretion) at the time such Overadvance is made to the Borrower, shall pay the Senior Lenders under the Senior Loan Agreement the amount of such Overadvance. Any Overadvance shall bear interest at the applicable Interest Rate, plus the Default Rate.

           Section 2.5. Interest on Loans

           (a) Interest shall accrue on the unpaid principal balance of the Loans from time to time outstanding at a rate per annum equal to the applicable Interest Rate. Interest on the Loans shall be paid monthly in arrears on the first Business Day of each month commencing June 1, 2001, and continuing until the Notes shall have been paid in full. Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default, interest shall accrue on the unpaid principal balance of the Loans at the applicable Interest Rate, plus 2% per annum (the "Default Rate") and shall be payable from time to time on a monthly basis, or at the option of the Majority Lenders, on demand.

           (b) Notwithstanding anything to the contrary set forth in this
Section 2.5, if a court of competent jurisdiction determines a final order that the rate of interest payable hereunder exceeds the highest rate of interest permissible under law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be so exceeded, the value of interest payable hereunder shall be equal to the Maximum Lawful Rate.

           Section 2.6. Computation of Interest, Etc. Interest under the Loans shall be computed on the basis of a 360-day year for the number of days actually elapsed. No interest payment or interest rate charged hereunder shall exceed the maximum rate authorized from time to time by applicable law. The outstanding balance of the Notes as reflected on the Agent's records from time to time shall be considered correct and binding on the Borrower and the Lenders (absent manifest error) unless within thirty (30) days after receipt of any notice by the Agent or any Lender of such outstanding amount, the Borrower or a Lender notifies the Agent to the contrary.

           Section 2.7. Fees and Additional Compensation.

           (a) The Borrower shall pay to the Agent on the Closing Date, the Closing Fee, which shall be fully earned as of the Closing Date.

           (b) As additional compensation for the Tranche B Loans, Borrower agrees to pay to Agent, for the ratable benefit of such Lenders based on the amount of such Lender's unused Commitment Percentages, in arrears, on the first Business Day of each month, compensation for Borrower's non-use of available funds in an amount equal to the Applicable Unused Facility Margin of the difference between (x) the Maximum Tranche B Loan Amount and (y) the average for the period of daily closing balances of Tranche B Loans outstanding for the period for which such compensation is due.

           Section 2.8. Increased Costs, Etc.

           (a) Anything herein to the contrary notwithstanding, if any changes in present or future applicable law (which term "applicable law," as used in this Agreement, includes statutes and rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time heretofore or hereafter made upon or otherwise issued to any Lender by any central bank or other fiscal, monetary or other authority, whether or not having the force of law), including without limitation any change according to a prescribed schedule of increasing requirements, whether or not known or in effect as of the date hereof, shall (i) subject such Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement or the payment to such Lender of any amounts due to it hereunder, or (ii) materially change the basis of taxation of payments to such Lender of the principal of or the interest on the Loans or any other amounts payable to such Lender hereunder, or (iii) impose or increase or render applicable any special or supplemental deposit or reserve or similar requirements or assessment against assets held by, or deposits in or for the account of, or any liabilities of, or loans by an office of such Lender in respect of the transactions contemplated herein, or (iv) impose on such Lender any other condition or requirement with respect to this Agreement or any Loan, and the result of any of the foregoing is (A) to increase the cost to such Lender of making, funding or maintaining all or any part of the Loans or its commitment hereunder, or (B) to reduce the amount of principal, interest or other amount payable to such Lender hereunder, or (C) to require such Lender to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender from the Borrower hereunder, then, and in each such case not otherwise provided for hereunder, the Borrower will upon demand made by such Lender promptly following such Lender's receipt of notice pertaining to such matters accompanied by calculations thereof in reasonable detail, pay to such Lender such additional amounts as will be sufficient to compensate such Lender for such additional cost, reduction, payment or foregone interest or other sum; provided that the foregoing provisions of this sentence shall not apply in the case of any additional cost, reduction, payment or foregone interest or other sum resulting from any taxes charged upon or by reference to the overall net income, profits or gains of any Lender. In determining the additional amounts payable hereunder, the Lenders may use any reasonable method of averaging, allocating or attributing such additional costs, reductions, payments, foregone interest or other sums among their respective customers.

           (b) Anything herein to the contrary notwithstanding, if, after the date hereof, any Lender shall have determined that any present or future applicable law, rule, regulation, guideline, directive or request (whether or not having force of law), including without limitation any change according to a prescribed schedule of increasing requirements, whether or not known or in effect as of the date hereof, regarding capital requirements for banks or bank holding companies generally, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender with any of the foregoing, either imposes a requirement upon such Lender to allocate additional capital resources or increases such Lender's requirement to allocate capital resources or such Lender's commitment to make, or to such Lender's maintenance of, the Loans hereunder, which has or would have the effect of reducing the return on such Lender's capital to a level below that which such Lender could have achieved (taking into consideration such Lender's then existing policies with respect to capital adequacy and assuming full utilization of such Lender's capital) but for such applicability, change, interpretation, administration or compliance, by any amount deemed by such Lender to be material, such Lender shall promptly after its determination of such occurrence give notice thereof to the Borrower. In such event commencing on the date of such notice (but not earlier than the effective date of any such applicability, change, interpretation, administration or compliance), the fees payable hereunder shall increase by an amount which will, in such Lender's reasonable determination, evidenced by calculations in reasonable detail furnished to the Borrower, compensate such Lender for such reduction, such Lender's determination of such amount to be conclusive and binding upon the Borrower, absent manifest error. In determining such amount, such Lender may use any reasonable methods of averaging, allocating or attributing such reduction among its customers.

           Section 2.9. Use of Proceeds. The proceeds of the Tranche B Loans shall be used by the Borrower for general operating and working capital purposes of the Borrower in the ordinary course of business.

                        ARTICLE 3 - CONDITIONS TO LOANS

           Section 3.1. Conditions to Loans . The Lenders' obligations to make the Loans shall be subject to the fulfillment by the Borrower with its agreements contained in this Agreement, and to the condition precedent that the Lenders shall have received each of the following, in form and substance satisfactory to the Agent and its counsel:

                     (i) The execution and delivery of Amendment Number Six to the Senior Loan Agreement.

                     (ii) The execution and delivery of the Intercreditor Agreement.

                     (iii) The Notes duly executed by the Borrower.

                     (iv) A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement, the Notes and the other Lender Agreements to which the Borrower is a party, certified by the Secretary or an Assistant Secretary of the Borrower (which certificate shall state that such resolutions are in full force and effect).

                     (v) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the name and signatures of the officers of the Borrower authorized to sign this Agreement, the Notes the other Lender Agreements to which the Borrower is a party and the other documents to be delivered by the Borrower hereunder.

                     (vi) Certificates of legal existence and corporate good standing for the Borrower of recent date issued by the appropriate state governmental authority.

                     (vii) The opinion of Greenberg Traurig LLP, special counsel to the Borrower, dated the date hereof, in substantially the form of Exhibit E attached hereto.

                     (viii) A certificate of a duly authorized officer of the Borrower, dated as of the date hereof, to the effect that all conditions precedent on the parts of the Borrower to the execution and delivery hereof and the making of the Loans have been satisfied.

                     (ix) Delivery of the Security Agreement.

                     (x) Such other documents, certificates and opinions as the Agent or the Lenders may reasonably request.

           Section 3.2. Conditions to Additional Tranche B Loans . In the event that the Lenders make Additional Tranche B Loans in accordance with Section 2.2 hereof, the Borrower shall satisfy, at or before the making of each Additional Tranche B Loan, all of the following conditions precedent, unless waived by the Lenders in their sole and absolute discretion:

           (a) The representations and warranties herein and those made by or on behalf of the Borrower in any other Lender Agreement shall be correct as of the date on which any Additional Tranche B Loan is made, with the same effect as if made at and as of such time.

           (b) On the date of the issuance of any Additional Tranche B Loan hereunder (other than an Overadvance made by the Lenders in accordance with Section 2.4 hereof), there shall exist no Default.

           (c) The making of the requested Additional Tranche B Loans shall not be prohibited by any law or governmental order or regulation applicable to the Lenders or to the Borrower, and all necessary consents, approvals and authorizations of any Person for any such Additional Tranche B Loan shall have been obtained.

                       ARTICLE 4 - PAYMENT AND REPAYMENT

           Section 4.1. Voluntary Prepayments.

           (a) The Borrower may at any time voluntarily prepay to the Agent, for the ratable accounts of the Lenders, all or a part of the Loans outstanding, provided that such prepayments shall be in a minimum amount of $500,000 and integral, if in excess of such amount, in multiples of $100,000 in excess of such amount.

           (b) All prepayments on the Loans pursuant to this Section 4.1 shall be applied first, to fees and reimbursable expenses of the Agent then due and payable pursuant to any of the Lender Agreements; second, to interest then accrued but unpaid on the Tranche B Loans; third, to the principal balance of the Tranche B Loans (in inverse chronological order) until the same shall have been repaid in full; fourth, to interest then accrued but unpaid on the Tranche C Loan; and fifth, to the principal balance of the Tranche C Loan.

           Section 4.2. Payment or Other Actions on Non-Business Days . Whenever any payment to be made hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be. In the case of any other action the last day for performance of which shall be a day other than a Business Day, the date for performance shall be extended to the next succeeding Business Day.

           Section 4.3. Method and Timing of Payments. The Borrower shall make each payment to be made by it hereunder not later than 2:00 p.m. Boston time on the day when due in lawful money of the United States to the Agent at its address set forth in Section 13.1 in immediately available funds. For purposes of computing interest and fees as of any date, all payments shall be deemed received on the day of receipt of immediately available funds therefor prior to 2:00 p.m. Boston time. Payments received after 2:00 p.m. Boston time on any Business Day shall be deemed to have been received on the following Business Day.

           Section 4.4. Currency. All payments and prepayments provided for under this Agreement shall be made in lawful currency of the United States of America in immediately available funds.

                   ARTICLE 5 - REPRESENTATIONS AND WARRANTIES

           In order to induce the Agent and the Lenders to enter into this Agreement and to induce the Lenders to make the Loans as contemplated hereby, the Borrower hereby makes the following representations and warranties:

           Section 5.1. Corporate Existence, Charter Documents, Etc. The Borrower is a corporation validly organized, legally existing and in good standing under the laws of the jurisdiction in which it is organized and has corporate power to own its properties and conduct its business as now conducted and as proposed to be conducted by it. Copies of the Certificate of Incorporation and by-laws of the Borrower have been delivered to the Lenders and are true, accurate and complete as of the date hereof.

           Section 5.2. Principal Place of Business; Location of Records. The principal place of business of the Borrower is as set forth on Exhibit A to the Security Agreement, and the Borrower has had no other principal place of business during the last twelve months. All of the books and records are true and complete copies thereof relating to the accounts and contracts of the Borrower and will be kept at the location set forth in Exhibit A to the Security Agreements.

           Section 5.3. Qualification. The Borrower is duly qualified, licensed and authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the conduct of its business requires it to be qualified, except where the failure to so qualify would not have a Material Adverse Effect on the Borrower's financial condition, results of operations or business, or the rights of Lenders in the Collateral (as defined in the Security Agreements).

           Section 5.4. Corporate Power. The execution, delivery and performance of this Agreement, the Notes and all other Lender Agreements and other documents delivered or to be delivered by the Borrower to the Agent or the Lenders, and the incurrence of Indebtedness to the Lenders hereunder or thereunder, now or hereafter owing:

           (a) are within the corporate power of the Borrower and have been duly authorized by all necessary corporate action;

           (b) do not require any approval or consent of, or filing with, any governmental agency or other Person (or such approvals and consents have been obtained and delivered to the Lenders) and are not in contravention of law or the terms of its charter documents or By-Laws or any amendment thereof; and

           (c) do not and will not

                     (i) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which the Borrower or any of its properties are bound or affected,

                     (ii) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature on any property now owned or hereafter acquired by the Borrower, except as provided in the Lender Agreements, or

                     (iii) result in a violation of or default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award having applicability to the Borrower or to any of its properties.

           Section 5.5. Valid and Binding Obligations This Agreement, the Notes and all the other Lender Agreements executed in connection herewith and therewith constitute, or will constitute when delivered, the valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as the enforceability thereof may be subject to bankruptcy, insolvency, moratorium and other laws affecting the rights and remedies of creditors and secured parties and to the exercise of judicial discretion in accordance with general equitable principles.

           Section 5.6. Other Agreements. The Borrower is not a party to any indenture, loan or credit agreement, or any lease or other agreement or instrument, or subject to any charter or corporate restriction, which is likely to have a Material Adverse Effect, or which restricts the ability of the Borrower to carry out any of the provisions of this Agreement, the Notes or any of the Lender Agreements executed in connection herewith and therewith.

           Section 5.7. Payment of Taxes. All tax returns required to be filed by the Borrower have been properly prepared, executed and filed. All taxes, assessments, fees and other governmental charges upon the Borrower or upon any of its properties, income, sales or franchises which are shown thereon as due and payable have been paid. The reserve and provisions for taxes, if any, on the books of the Borrower are adequate for all open years and for its current fiscal period. The Borrower does not know of any proposed additional assessment or basis for any materials assessment for additional taxes (whether or not reserved against). The federal income tax liabilities of the Borrower have been finally determined by the Internal Revenue Service, or the time for audit has expired, for all fiscal periods ending on or prior to May 31, 1997 (except if Borrower utilizes net operating losses for tax years prior to such date, those tax years may be reopened by the Internal Revenue Service), all such liabilities (including deficiencies assessed following audit) have been satisfied.

           Section 5.8. Information. The Borrower has furnished to Lenders as of the date of this Agreement the following financial statements (the "Financials") of the Borrower: (i) audited consolidated balance sheets as of, and consolidated statements of earnings, changes in consolidated shareholders' equity and changes in consolidated cash flow for the fiscal year ended June 3, 2000, and (ii) unaudited consolidated balance sheets as of the end of the most recent fiscal quarter ending prior to the Closing Date and the related unaudited consolidated statements of earnings, changes in shareholders' equity and changes in consolidated cash flow for the three months then ended. The Financials fairly present, in all material respects, the financial condition of the Borrower as at the dates thereof and the results of operations for the periods indicated (subject, in the case of unaudited financial statements, to normal year-end adjustments), and such financial statements have been prepared in conformity with GAAP consistently applied throughout the periods involved (except for omission of notes to the unaudited financials).

           Section 5.9. Other Materials Furnished. No written information, exhibits, memoranda or reports furnished to the Lenders by or on behalf of the Borrower in connection with the negotiation of this Agreement contains, when taken together with all other information supplied by the Borrower to the Agent, any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein not misleading, in light of the circumstances under which it was made. To the extent the Borrower furnishes any projections of the financial position and results of operations of the Borrower for, or as at the end of, certain future periods, such projections were believed, at the time furnished, to be reasonable, have been or will have been prepared on a reasonable basis and in good faith by the Borrower, and have been or will be based on assumptions believed by the Borrower to be reasonable at the time made and upon the best information then reasonably available to the Borrower.

           Section 5.10. Stock. There are presently issued by the Borrower the shares of capital stock indicated on Schedule 5.10. The Borrower has received the consideration for which such stock was authorized to be issued and have otherwise complied with all legal requirements relating to the authorization and issuance of shares of stock and all such shares are validly issued, fully paid and non-assessable. The Borrower has no other capital stock of any class outstanding.

           Section 5.11. Assets, Licenses, Patents, Trademarks, Etc.

           (a) The Borrower has good and marketable title to, or valid leasehold interests in, all of its assets, real and personal, including the assets carried on their books and reflected in the Financial Statements, subject to no liens, charges or encumbrances, except for (i) liens in favor of the Senior Lenders to secure amounts outstanding under the Senior Loan Agreement, (ii) liens in favor of the Agent to secure amounts outstanding hereunder, (iii) liens, charges and encumbrances described in Schedule 5.11(a) and permitted by Section 8.2 hereof, and (iv) assets sold, abandoned or otherwise disposed of in the ordinary course of business.

           (b) The Borrower owns all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, and trade names necessary to continue to conduct its business as heretofore conducted by it, now conducted by it and proposed to be conducted by it, each of which, is listed on Schedule 5.11(a) hereto. To the best knowledge of the Borrower, the Borrower conducts its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others. To the best knowledge of the Borrower, there is no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of Borrower.

           Section 5.12. Litigation. Except as set forth in Schedule 5.12, there is no litigation, at law or in equity, or any proceeding before any federal, state, provincial or municipal board or other governmental or administrative agency pending or, to the knowledge of the Borrower, threatened, which involves a material risk of any judgment or liability which could result in a Material Adverse Effect, and no judgment, decree, or order of any federal, state, provincial or municipal court, board or other governmental or administrative agency has been issued against the Borrower that has or may have a Material Adverse Effect.

           Section 5.13. Pension Plans. Except as set forth in Schedule 5.13, no employee benefit plan established or maintained by the Borrower or any other Person that is a member of the same "control group," as the Borrower (a "Pension Affiliate"), within the meaning of Section 302(f)(6)(b) of ERISA, (including any multi-employer plan to which the Borrower contributes) which is subject to Part 3 of Subtitle B of Title I of the ERISA, had a material accumulated funding deficiency (as such term is defined in Section 302 of ERISA) as of the last day of the most recent fiscal year of such plan ended prior to the date hereof, or would have had an accumulated funding deficiency (as so defined) on such day if such year were the first year of such plan to which Part 3 of Subtitle B of Title I of ERISA applied, and no material liability under Title IV of ERISA has been, or is expected by the Borrower to be, incurred with respect to any such plan by the Borrower or any Pension Affiliate. The execution, delivery and performance by the Borrower of this Agreement and the other Lender Agreements executed on the date hereof will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Internal Revenue Code. The Borrower has no Pension Plan other than as described on Schedule 5.13.

           Section 5.14. Outstanding Indebtedness. The outstanding amount of Indebtedness for borrowed money, including Capitalized Lease Obligations and Guaranties of borrowed money, of the Borrower as of the date hereof, is correctly set forth in Schedule 5.14 hereto, and said Schedule correctly describes the credit agreements, guaranties, leases, and other instruments pursuant to which such Indebtedness has been incurred and all liens, charges and encumbrances securing such Indebtedness.

           Section 5.15. Compliance with Law. The Borrower is in compliance with all statutes, laws, ordinances, regulations, rules or orders of any foreign, federal, state or local government or any other governmental department or agency or any self regulatory organization, and with any judgment, decree or order of any court, applicable to its business or operations except where the aggregate of all such noncompliance would not have a Material Adverse Effect. The conduct of the businesses of the Borrower is in conformity with all securities, commodities, energy, public utility, zoning, building code, health, OSHA and environmental requirements and all other foreign, federal, state and local governmental and regulatory requirements and requirements of any self regulatory organizations, except where the aggregate of all such non-conformities could not reasonably be expected to have a Material Adverse Effect. The Borrower has not received any notice to the effect that, or otherwise been advised that, they are not in compliance with, and the Borrower does not have any reason to anticipate that any presently existing circumstances are likely to result in the violation of, any such statute, law, ordinance, regulation, rule, judgment, decree or order which failure or violation could reasonably be expected to have a Material Adverse Effect.

           Section 5.16. Environmental Matters. Except as set forth in Schedule 5.16:

           (a) Neither the Borrower nor any operator of any of its properties is in violation, or to the Borrower's knowledge is in alleged violation, of any Environmental Law, which violation would have a Material Adverse Effect.

           (b) Neither the Borrower nor any operator of any of its properties has received notice from any third party, including without limitation any federal, state, county, or local governmental authority, (i) that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA") or any equivalent state law, with respect to any site or location;
(ii) that any hazardous waste, as defined in 42 U.S.C. ss. 6903(5), any hazardous substances, as defined in 42 U.S.C. ss. 9601(14), any pollutant or contaminant, as defined in 42 U.S.C. ss. 9601(33), or any toxic substance, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") that it has generated, transported or disposed of, has been found at any site at which a federal, state, county, or local agency or other third party has conducted or has ordered the Borrower or another third party or parties (e.g. a committee of potentially responsible parties) to conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint (contingent or otherwise) or legal or administrative proceeding arising out of any actual or alleged release or threatened release of Hazardous Substances. For purposes of this Agreement, "release" means any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping of Hazardous Substances into the environment.

           (c) (i) The Borrower is in compliance, in all material respects, with all provisions of the Environmental Laws relating to the handling, manufacturing, processing, generation, storage or disposal of any Hazardous Substances; (ii) to the best of the Borrower's knowledge, no portion of property owned, operated or controlled by the Borrower has been used for the handling, manufacturing, processing, generation, storage or disposal of Hazardous

Substances except in accordance with applicable Environmental Laws; (iii) to the best of the Borrower's knowledge, there have been no releases or threatened releases of Hazardous Substances on, upon, into or from any property owned, operated or controlled by the Borrower, which releases could have a Material Adverse Effect; (iv) to the best of the Borrower's knowledge, there have been no releases of Hazardous Substances on, upon, from or into any real property in the vicinity of the real properties owned, operated or controlled by the Borrower which, through soil or groundwater contamination, may have come to be located on the properties of the Borrower; (v) to the best of the Borrower's knowledge, there have been no releases of Hazardous Substances on, upon, from or into any real property formerly but no longer owned, operated or controlled by the Borrower.

           (d) None of the properties of the Borrower is or shall be subject to any applicable environmental cleanup responsibility law or environmental restrictive transfer law or regulation by virtue of the transactions set forth herein and contemplated hereby.

           Section 5.17. Governmental Regulations. Neither the Borrower nor any Affiliate of Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, or is a common carrier under the Interstate Commerce Act, or is engaged in a business or activity subject to any statute or regulation, which regulates the incurring by the Borrower of Indebtedness for borrowed money, including statutes or regulations relating to common or contract carriers or to the sale of electricity, gas, steam, water, telephone or telegraph or other public utility services.

           Section 5.18. Margin Stock. The Borrower does not own any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder, nor is the Borrower engaged principally or as one of its important activities in extending credit which is used for the purpose of purchasing or carrying margin stock.

           Section 5.19. Fictitious Business Name. The Borrower does not conduct any material amount of business under any corporate or fictitious name other than the corporate name shown on the Borrower's organizational documents, as disclosed on Schedule 5.19 or as disclosed to Lenders in writing from time to time.

                      ARTICLE 6 - REPORTS AND INFORMATION

           Section 6.1. Interim Financial Statements and Reports.

           (a) Within forty-five (45) days after the end of each fiscal month, the Borrower shall furnish to the Agent and each Lender (i) unaudited balance sheet of the Borrower as of the end of such month and, unaudited statement of income for the Borrower for such monthly period and (ii) an officer's certificate, pursuant to which such officer certifies that (x) the financial statements fairly and accurately represent, in all material respects, the Borrower's financial condition as at the end of and for such month; and (y) during that particular period, such officer is not aware, to the best of his knowledge that there has occurred or been a Default or Event of Default under this Agreement; provided, however, that if any such officer has knowledge that any Default or Event of Default has occurred during such period, the existence of one and a detailed description of same shall be set forth; and (z) the exhibits attached to such financial statements shall include detailed calculations showing compliance with all financial covenants contained in this Agreement.

           (b) The Borrower shall furnish to the Agent all financial reports provided to the Senior Lenders pursuant to the Senior Loan Agreement, including, without limitation, the reports furnished to the Senior Lenders to calculate the Borrower's borrowing base under the Senior Loan Agreement.

           Section 6.2. Annual Financial Statements. As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower, the Borrower shall furnish to the Agent and each Lender: (i) consolidated balance sheets of the Borrower as of the end of such fiscal year and consolidated statements of income, shareholders' equity and cash flow of the Borrower for such fiscal year; and (ii) an officer's certificate, pursuant to which such officer certifies that (x) the financial statements fairly and accurately represents in all material respects, the Borrower's financial conditions at the end of that particular accounting period; and (y) during the particular accounting period such officer is not aware, to the best of his knowledge, that there has occurred or been a Default or Event of Default under this Agreement; provided, however, that if any such officer has knowledge that any Default or Event of Default has occurred during such period, the existence of one and a detailed description of same shall be set forth; and (z) the exhibits attached to such financial statements shall include detailed calculations showing compliance with all financial covenants contained in this Agreement.

           Section 6.3. Notice of Default . As soon as possible, and in any event within two (2) days after the occurrence of a default or an Event of Default, the Borrower shall furnish to the Agent and each Lender the statement of its chief executive officer or chief financial officer setting forth details of such Event of Default and the action that the Borrower has taken or propose to take with respect thereto.

           Section 6.4. Notice of Litigation. Promptly after the commencement thereof, the Borrower shall furnish to each Lender written notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower, which, if adversely determined, would have a Material Adverse Effect.

           Section 6.5. Reportable Events. At any time that the Borrower has a Pension Plan, the Borrower shall furnish to the Agent and each Lender, as soon as possible, but in any event within thirty (30) days after the Borrower knows or has reason to know that any Reportable Event with respect to any Pension Plan has occurred, the statement of its chief executive officer or chief financial officer setting forth the details of such Reportable Event and the action that the Borrower has taken or proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation.

           Section 6.6. Reports to other Creditors. Promptly after filing the same, the Borrower shall furnish to the Agent and each Lender copies of any compliance certificate and other information furnished to any other holder of the securities (including debt obligations) of the Borrower pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Agent or the Lenders pursuant to any other provision of this Agreement.

           Section 6.7. Communications with Independent Public Accountants. At any reasonable time and from time to time, the Borrower shall provide the Agent and the Lenders and any agents or representatives of the Lenders access to the independent public accountants of the Borrower to discuss the Borrower's financial condition, including, without limitation any recommendations of such independent public accountants concerning the management, finances, financial controls or operations of the Borrower. Promptly after the receipt thereof, the Borrower shall furnish to the Agent and each Lender copies of any written recommendations concerning the management, finances, financial controls, or operations of the Borrower received from the Borrower's independent public accountants.

           Section 6.8. Environmental Reports. The Borrower shall furnish to the Agent and each Lender: (a) not later than seven (7) days after notice thereof, notice of any enforcement actions, or, to the knowledge of the Borrower, threatened enforcement actions affecting the Borrower by any governmental agency related to Environmental Laws; (b) copies, promptly after they are received, of all orders, notices of responsibility, notices of violation, notices of enforcement actions, and assessments, and other written communications pertaining to any such orders, notices, claims and assessments received by the Borrower from any governmental agency; (c) not later than seven (7) days after notice thereof, notice of any civil claims or threatened civil claims affecting the Borrower by any third party alleging any violation of Environmental Laws or harm to human health or the environment; (d) copies of all cleanup plans, site assessment reports, response plans, remedial proposals, or other submissions of the Borrower, other third party (e.g., committee of potentially responsible parties at a Superfund site), or any combination of same, submitted to a governmental agency in response to any communication referenced in subsections
(a) and (b) herein simultaneously with their submission to such governmental agency; and (e) from time to time, on request of the Agent, evidence satisfactory to the Agent of the Borrower's insurance coverage, if any, for any environmental liabilities.

           Section 6.9. Miscellaneous. The Borrower shall provide the Agent and the Lenders with such other information as the Agent or the Lenders may from time to time request respecting the business, properties, prospects, condition or operations, financial or otherwise, of the Borrower.

                       ARTICLE 7 - AFFIRMATIVE COVENANTS

           On and after the date hereof, until all of the Lender Obligations shall have been paid in full and the Lenders shall have no commitment hereunder, the Borrower covenants that it will comply with the following covenants and provisions:

           Section 7.1. Existence and Business. The Borrower will (a) preserve and maintain its corporate existence and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is required, (b) preserve and maintain in full force and effect all material rights, licenses, patents and franchises, (c) comply in all material respects with all valid and applicable statutes, rules and regulations necessary for the conduct of business, and (d) engage only in the businesses which it is conducting on the date of this Agreement.

           Section 7.2. Taxes and Other Obligations. The Borrower (a) will duly pay and discharge, or cause to be paid and discharged, before the same shall become in arrears, all material taxes, assessments and other governmental charges, imposed upon it and its properties, sales and activities, or upon the income or profits therefrom, as well as the claims for labor, materials, or supplies which if unpaid might by law result in a lien or charge upon any of its properties; provided, however, that the Borrower may contest any such charges or claims in good faith so long as (i) an adequate reserve therefor has been established and is maintained if and as required by generally accepted accounting principles and (ii) no action to foreclose any such lien has been commenced, and (b) will promptly pay or cause to be paid when due, or in conformance with customary trade terms (but not later than 60 days from the due date in the case of trade debt), all material lease obligations, trade debt and all other Indebtedness incident to its operations, unless (i) such obligations are being contested in good faith or (ii) an adequate reserve has been established therefor and is maintained if and as required by generally accepted accounting principles. The Borrower shall cause all applicable tax returns and all amounts due thereunder to be filed and paid, as the case may be, in order to maintain its good standing with the Internal Revenue Service and state, local and foreign tax authorities.

           Section 7.3. Maintenance of Properties and Leases. The Borrower shall maintain, keep and preserve all of its properties (tangible and intangible) in good repair and working order, ordinary wear and tear excepted. The Borrower shall replace and improve its properties as necessary for the conduct of its business. The Borrower shall comply in all material respects with all post-petition or assumed pre-petition leases naming it as lessee.

           Section 7.4. Insurance. The Borrower (a) will keep its principal assets that are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion or hazards, by extended coverage in an amount sufficient to avoid co-insurance liability, and
(b) will maintain with financially sound and reputable insurers insurance against other hazards and risks and liability to persons and property to the extent and in a manner satisfactory to the Lenders, and in any event as customary for companies in similar businesses similarly situated; provided, however, that on prior notice to the Agent and the Lenders it may effect workmen's compensation insurance through an insurance fund operated by such state or jurisdiction and may also be a self-insurer with respect to workmen's compensation and with respect to group medical benefits under any medical benefit plan; and provided, further, that no such notice will be required as to any state insurance fund or self-insurance maintained as of the date hereof. On request of the Agent from time to time, but no more frequently than once every six months, the Borrower will render to the Agent and the Lenders a statement in reasonable detail as to all insurance coverage required by this Section 7.4. A description of the material elements of insurance coverage of the Borrower as of the date hereof is set forth on Schedule 7.4.

           Section 7.5. Records, Accounts and Places of Business. The Borrower shall maintain comprehensive and accurate records and accounts in accordance with generally accepted accounting principles consistently applied. The Borrower shall promptly notify the Agent of (a) any changes in the places of business of the Borrower and (b) any additional places of business which may arise hereafter.

           Section 7.6. Inspection. At any reasonable time during normal business hours and from time to time, the Borrower shall permit the Agent and each Lender and any of the Lender's agents or representatives to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and to discuss the affairs, finances and accounts of the Borrower with any of their officers or directors and with the Borrower's independent accountants.

           Section 7.7. Maintenance of Accounts. The Borrower shall maintain all of their depository, operating, concentration and disbursement accounts in a manner that is consistent with past practices and as disclosed to the Agent on or prior to the Initial Closing Date.

                         ARTICLE 8 - NEGATIVE COVENANTS

           On and after the date hereof, until all of the Lender Obligations shall have been paid in full and the Lenders shall have no commitments to make any loans or advances to the Borrower hereunder, the Borrower covenants that it will not:

           Section 8.1. Restrictions on Indebtedness. Create, incur, suffer or permit to exist, or assume or guarantee, either directly or indirectly, or otherwise become or remain liable with respect to, any Indebtedness, except the following:

           (a) Indebtedness outstanding at the date of this Agreement as set forth on Schedule 5.14; but no refinancing thereof;

           (b) Indebtedness of the Borrower to the Senior Lenders under the Senior Loan Agreement; provided, however, that the Borrower shall be permitted to refinance the Indebtedness existing under the Senior Loan Agreement only in the event that the refinancing does not increase the amount of Indebtedness existing under the Senior Loan Agreement, extend the maturity date of the Senior Loan Agreement or contain terms or conditions less favorable than the terms and conditions contained in the Senior Loan Agreement;

           (c) Purchase money indebtedness (including Capitalized Leases) to the extent not incurred or secured by liens (including Capitalized Leases) in violation of any other provision of this Agreement;

           (d) Permitted Indebtedness; and

           (e) Indebtedness to the Lenders under this Agreement and under the other Lender Agreements.

           Section 8.2. Restriction on Liens. Create or incur or suffer to be created or incurred or to exist any encumbrance, mortgage, pledge, lien, charge or other security interest of any kind upon any of its property or assets of any character, whether now owned or hereafter acquired, or transfer any of such property or assets for the purposes of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors, or acquire or agree or have an option to acquire any property or assets upon conditional sale or other title retention agreement, device or arrangement (including Capitalized Leases) or suffer to exist for a period of more than 30 days after the same shall have been incurred any Indebtedness against it which if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over the claims of its general creditors, or sell, assign, pledge or otherwise transfer for security any of its accounts, contract rights, general intangibles, or chattel paper (as those terms are defined in the UCC) with or without recourse; provided, however, that the Borrower may create or incur or suffer to be created or incurred or to exist:

           (a) existing liens and security interest described in Schedule 5.11(a) hereto;

           (b) liens securing the payment of taxes, either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to the Borrower and with respect to which adequate reserves have been set aside on their books;

           (c) non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of Borrower's business to the extent: (i) such liens secure indebtedness which is not overdue or (ii) such liens secure indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to the Borrower, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on their books;

           (d) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of real property which do not interfere in any material respect with the use of such real property or ordinary conduct of the business of the Borrower as presently conducted thereon or materially impair the value of the real property which may be subject thereto;

           (e) liens in favor of the Agent and the Lenders;

           (f) liens in favor of the Senior Lenders;

           Nothing contained in this Section 8.2 shall permit the Borrower to incur any Indebtedness or take any other action or permit to exist any other condition which would be in contravention of any other provision of this Agreement.

           Section 8.3. Investments. Have outstanding or hold or acquire or make or commit itself to acquire or make any Investment except the following:

           (a) Investments having a maturity of less than one year from the date thereof by the Borrower in: (i) obligations of the United States of America or any agency or instrumentality thereof; and (ii) commercial paper which is rated not less than prime-one or A-1 or their equivalents by Moody's Investor Service, Inc. or Standard & Poor's Corporation, respectively, or their successors.

           (b) The endorsement of instruments for collection or deposit in the ordinary course of business.

           Section 8.4. Dispositions of Assets. Sell, lease or otherwise dispose of any assets without the prior written consent of the Agent, except for sales or consignments of inventory in the ordinary course of business, consistent with past practices.

           Section 8.5. Assumptions, Guaranties, Etc. of Indebtedness of Other Persons. Assume, guarantee, endorse or otherwise be or become directly or contingently liable (including, without limitation, by way of agreement, contingent or otherwise, to purchase, provide funds for payment, supply funds to or otherwise invest in any Person or otherwise assure the creditors of any such Person against loss) in connection with any Indebtedness of any other Person, except for Guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

           Section 8.6. Mergers, Etc. Enter into any merger or consolidation with or acquire all or substantially all of the assets of any Person, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person except that Borrower may merge with any Person that either (i) repays the Loans outstanding hereunder upon consummation of such transaction or (ii) assumes the Lender Obligations hereunder and grants Lenders a first priority Lien in all assets of such person.

           Section 8.7. Distributions. Make any Distribution or make any other payment on account of the purchase, acquisition, redemption, or other retirement of any shares of stock, whether now or hereafter outstanding; provided, however, that the Borrower may make a distribution required pursuant to that certain Asset Purchase Agreement dated as of December 15, 1999, by and between the Borrower and Wilkerson & Associates.

           Section 8.8. Sale and Leaseback. Sell or transfer any of its properties with the intention of taking back a lease of the same property or leasing other property for substantially the same use as the property being sold or transferred.

           Section 8.9. Transactions with Affiliates. Enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate, except that the Borrower may pay salaries, fees and bonuses to its directors, officers and employees as are usual and customary in the Borrower's business and consistent with the Borrower's past practices.

                   ARTICLE 9 - EVENTS OF DEFAULT AND REMEDIES

           Section 9.1. Events of Default. Each of the following events shall constitute and event of default (each, an "Event of Default") hereunder:

           (a) The Borrower shall fail to make any payment in respect of (i) the principal of any of the Lender Obligations as the same shall become due, whether at the stated Maturity Date, or by acceleration or otherwise, or (ii) interest or fees on or in respect of any of the Lender Obligations as the same shall become due, and such failure shall continue for a period of three (3) Business Days.

           (b) The Borrower shall fail to perform or observe any of the terms, covenants, conditions or provisions of Article 8 hereof.

           (c) The Borrower shall fail to perform or observe any other term, covenant, condition or provision to be performed or observed by the Borrower pursuant to Sections 6 and 7 hereof or any other Lender Agreement, and, to the extent such term covenant or condition is capable of being cured, such failure shall not be rectified or cured to the Agent's satisfaction within ten (10) days after the occurrence thereof.

           (d) Any representation or warranty of the Borrower herein or in any other Lender Agreement or any amendment to any thereof shall have been materially false or misleading at the time made or intended to be effective.

           (e) An Event of Default (as defined in the Senior Loan Agreement) shall have occurred under the Senior Loan Agreement.

           (f) A Material Adverse Effect shall have occurred.

           (g) The Borrower shall fail to make any payment of Indebtedness for money borrowed by the Borrower or for any Guaranty of money borrowed when such payment is due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or shall fail to perform or observe any provision of any agreement or instrument relating to such Indebtedness, and such failure shall permit the holder thereof to accelerate such Indebtedness.

           (h) The Borrower shall be involved in financial difficulties as evidenced:

                     (i) by its commencement of a voluntary case under Title 11 of the United Stated Code as from time to time in effect, or by its authorizing, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

                     (ii) by its filing an answer or other pleading admitting or failing to deny the material allegations of a petition filed against its commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or by its failing to controvert timely the material allegations of any such petition;

                     (iii) by the entry of an order for relief in any involuntary case commenced under said Title 11;

                     (iv) by its seeking relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by its consenting to or acquiescing in such relief;

                     (v) by the entry of an order by a court of competent jurisdiction (1) by finding it to be bankrupt or insolvent, (2) ordering or approving its liquidation, reorganization or modification or alteration of the rights of its creditors, or (3) assuming custody of, or appointing a receiver or other custodian for all or a substantial part of its property and such order shall not be vacated or stayed on appeal or otherwise stayed within 45 days;

                     (vi) by the filing of a petition against the Borrower under said Title 11 which shall not be vacated within 45 days; or

                     (vii) by its making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property.

           (i) There shall have occurred a judgment against any of the Borrower in any court (i) for an amount in excess of $2,500,000, and from which no appeal has been taken or with respect to which all appeal periods have expired, unless such judgment is, to the Agent's satisfaction, insured against in full, or (ii) which shall have a Materially Adverse Effect upon the assets, properties or condition, financial or otherwise, of the Borrower.

           (j) The total principal amount of outstanding debt under (i) the Senior Loan Agreement and (ii) the Tranche B Loans shall exceed ninety-two percent (92%) of the GOB Value of Inventory, unless an Overadvance has been made to Borrower pursuant to Section 2.4 of this Agreement.

           (k) Any "Event of Default" under any other Lender Agreement shall have occurred.

           Section 9.2. Remedies. Upon the occurrence of an Event of Default which has not been waived by the Majority Lenders or in the case of an Event of Default occurring pursuant to Section 9.1(j) only, by the Agent, subject to the terms of the Intercreditor Agreement, in each and every case, the Agent may, and upon the request of the Majority Lenders shall, proceed to protect and enforce the rights of the Agent and the Lenders by suit in equity, action at law and/or other appropriate proceeding either for specific performance of any covenant or condition contained in this Agreement or any other Lender Agreement or in any instrument delivered to the Agent or the Lenders pursuant hereto or thereto, or in aid of the exercise of any power granted in this Agreement, any Lender Agreement or any such instrument, and by notice in writing to the Borrower declare all or any part of the unpaid balance of the Lender Obligations then outstanding to be forthwith due and payable (except with respect to any Event of Default set forth in Section 9.1(h) hereof, in which case all such Lender Obligations shall automatically become immediately due and payable without the necessity of any notice or other demand), whereupon such unpaid balance or part thereof shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived, and the Agent may proceed to enforce payment of such balance or part thereof in such manner as the Agent may elect, and the Agent and each Lender may offset and apply toward the payment of such balance or part thereof any Indebtedness of the Agent or any Lender to the Borrower or to any obligor of the Lender Obligations, including any Indebtedness represented by deposits in any general or special account maintained with the Agent or any Lender or with any other Person controlling, controlled by or under common control with the Agent or any Lender.

           Section 9.3. Distribution of Proceeds. Notwithstanding anything to the contrary contained herein, in the event that following the occurrence or during the continuance of any Event of Default, the Agent or any Lender receives any monies on account of the Lender Obligations from the Borrower or otherwise, such monies shall be distributed for application as follows:

           (a) First, to the payment of or the reimbursement of, the Agent for or in respect of all costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, or in connection with the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent or the Lenders under this Agreement or any other Lender Agreement;

           (b) Second, to the payment of all interest, including interest on overdue amounts, and late charges, then due and payable with respect to the Tranche B Loans, allocated among the Lenders in proportion to their respective Commitment Percentages;

           (c) Third, to the payment of the outstanding principal balance of the Tranche B Loans, allocated among the Lenders in proportion to their respective Commitment Percentages;

           (d) Fourth, to the payment of all interest, including interest on over due amounts, and late charges, the due and payable with respect to the Tranche C Loan, allocated among the Lenders in proportion to their respective Commitment Percentages;

           (e) Fifth, to the payment of the outstanding principal balance of the Tranche C Loan, allocated among the Lenders in proportion to their respective Commitment Percentage; and

           (f) Sixth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

              ARTICLE 10 - CONSENTS; AMENDMENTS; WAIVERS; REMEDIES

           Section 10.1. Actions by Lenders. Except as otherwise expressly set forth in any particular provision of this Agreement, any consent or approval required or permitted by this Agreement to be given by the Lenders, including without limitation under Section 10.2, may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the Majority Lenders; provided, however, that without the written consent of all Lenders:

           (a) no reduction in the interest rates on or any fees relating to the Loans shall be made;

           (b) no extension or postponement shall be made of the stated time of payment of the principal amount of, interest on, or fees payable to the Lenders relating to the Loans;

           (c) no extension of the Maturity Date shall be made;

           (d) no release of all or substantially all of the collateral security for, or any guarantor of, the Lender Obligations shall be made;

           (e) no change in the definition of the term "Majority Lenders" shall be made; and

           (f) no change in the provisions of this Section 10.1 shall be made.

           Section 10.2. Actions by Borrower. No delay or omission on the Agent's or the Lenders' part in exercising their rights and remedies against the Borrower or any other interested party shall constitute a waiver. A breach by the Borrower of its obligations under this Agreement may be waived only by a written waiver executed by the Agent and the Lenders in accordance with Section
10.1. The Agent's and the Lenders' waiver of the Borrower's breach in one or more instances shall not constitute or otherwise be an implicit waiver of subsequent breaches. To the extent permitted by applicable law, the Borrower hereby agrees to waive, and does hereby absolutely and irrevocably waive (a) all presentments, demands for performance, notices of protest and notices of dishonor in connection with any of the Indebtedness evidenced by the Notes, (b) any requirement of diligence or promptness on the Agent's or the Lenders' part in the enforcement of its rights under the provisions of this Agreement or any Lender Agreement, and (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law with respect to its liability (i) under this Agreement or in respect of the Indebtedness evidenced by the Notes or any other Lender Obligation or (ii) under any other Lender Agreement. No course of dealing between the Borrower and the Agent or the Lenders shall operate as a waiver of any of the Agent's or the Lenders' rights under this Agreement or any Lender Agreement or with respect to any of the Lender Obligations. This Agreement shall be amended only by a written instrument executed by the Agent and the Lenders in accordance with Section 10.1 making explicit reference to this Agreement. The Agent's and the Lenders' rights and remedies under this Agreement and under all subsequent agreements between the Agent, the Lenders and the Borrower shall be cumulative and any rights and remedies expressly set forth herein shall be in addition to, and not in limitation of, any other rights and remedies which may be applicable to the Agent and the Lenders in law or at equity.

                      ARTICLE 11 - SUCCESSORS AND ASSIGNS

           Section 11.1. General. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (which shall include in the case of the Agent or any Lender any entity resulting from a merger or consolidation) and assigns, except that (a) the Borrower may not assign its rights or obligations under this Agreement, and (b) each Lender may assign its rights in this Agreement only as set forth below in this Article 11.

           Section 11.2. Assignments.

           (a) Assignments. In compliance with applicable laws with respect to such assignment, a Lender may assign to one or more financial institutions (each a "Successor Lender") a proportionate part of its rights and obligations in connection with this Agreement and its Note and the related Lender Agreements and each such Successor Lender shall assume such rights and obligations pursuant to an Assignment and Acceptance Agreement ("Assignment and Acceptance Agreement") duly executed by such Successor Lender and such assigning Lender and acknowledged and consented to by the Borrower and the Agent, substantially in the form of Exhibit F attached hereto.

           (b) Assignment Procedures. In the event of an assignment in accordance with Section 11.2(a), upon execution and delivery of such an assignment at least five (5) Business Days prior to the proposed assignment date, and payment by such Successor Lender to the assigning Lender of an amount equal to the purchase price agreed between such assigning Lender and such Successor Lender, such Successor Lender shall become party to this Agreement as a signatory hereto and shall have all the rights and obligations of a Lender under this Agreement and the other Lender Agreements with an interest therein as set forth in such assignment, and such assignor making such assignment shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any such assignment, the assigning Lender, the Successor Lender and the Borrower shall make, if necessary, appropriate arrangements so that, if required, a new Note(s) is issued to the Successor Lender and a replacement Note(s) is issued to the assigning Lender in principal amounts reflecting their respective revised interests.

           (c) Register. The Agent shall maintain a register (the "Register") for the recordation of (i) the names and addresses of all Successor Lenders that enter into Assignment and Acceptance Agreements, (ii) the interests of each Lender, and (iii) the amounts of the Loans owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is registered therein for all purposes as a party to this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

           (d) Further Assurances. The Borrower shall sign such documents and take such other actions from time to time reasonably requested by the Agent or a Lender to enable any Successor Lender to share in the benefits and rights created by the Lender Agreements, provided that the Borrower shall not be required to sign any documents or take any other actions that would materially and adversely affect its rights hereunder.

           (e) Assignments to Federal Reserve Bank. Any Lender at any time may assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Lender from its obligations hereunder.

           Section 11.3. Participations. Any Lender may, without the consent of the Borrower, at any time grant or offer to grant to one or more financial institutions ("Credit Participants") participating interests in such Lender's rights and obligations in this Agreement, its Note and the related Lender

Agreements, and each such Credit Participant shall acquire such participation subject to the terms set forth below.

           (a) Amount. Each such participation shall be in a minimum amount of at least $500,000.

           (b) Procedure. Each Lender granting such participation shall comply with all applicable laws with respect to such transfer and shall remain responsible for the performance of its obligations hereunder and under the other Lender Agreements and shall retain the sole right and responsibility to exercise its rights and to enforce the obligations of the Borrower hereunder and under the other Lender Agreements, including the right to consent to any amendment, modification or waiver of any provision of any Lender Agreement, except for those matters referred to in Section 10.1 which require the consent of all Lenders and which may also require the consent of each Credit Participant.

           (c) Dealing with Lenders. The Borrower shall continue to deal solely and directly with the Lenders in connection with their rights and obligations under this Agreement and the other Lender Agreements.

           (d) Rights of Credit Participants. The Borrower agrees that each Credit Participant shall, to the extent provided in its participation instrument, be entitled to the benefits of Section 13.5, and the setoff rights in Section 9.2 with respect to its participating interest; provided, however, that no Credit Participant shall be entitled to receive any greater payment under such Sections than the Lender granting such participation would have been entitled to receive with respect to the interests transferred.

           (e) Notice. Prior to granting any participation, the Lenders granting such participation shall notify the Agent and the Borrower.

                             ARTICLE 12 - THE AGENT

           Section 12.1. Authorization and Action. Each Lender hereby appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under this Agreement, the other Lender Agreements as are delegated to the Agent by the terms hereof and thereof and the Intercreditor Agreement, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement and the other Lender Agreements (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders; provided, however, that the Agent shall not be required to take any action which exposes the Agent to liability or which is contrary to this Agreement or the other Lender Agreements or applicable law. Subject to the foregoing provisions and to the other provisions of this Article 12, the Agent shall, on behalf of the
Lenders: (a) execute any documents on behalf of the Lenders providing collateral for or guarantees of the Lender Obligations; (b) hold and apply any collateral for the Lender Obligations, and the proceeds thereof, at any time received by it, in accordance with the provisions of this Agreement, the other Lender Agreements and the Intercreditor Agreement; (c) exercise any and all rights, powers and remedies of the Lenders under this Agreement or any of the other Lender Agreements, including the giving of any consent or waiver or the entering into of any amendment, subject to the provisions of Section 10.1; (d) at the direction of the Lenders, execute, deliver and file UCC financing statements, mortgages, deeds of trust, lease assignments and such other agreements in respect of any collateral for the Lender Obligations, and possess instruments included in the collateral on behalf of the Lenders; and (e) in the event of acceleration of the Borrower' Indebtedness hereunder, act at the direction of the Majority Lenders to exercise the rights of the Lenders hereunder and under the other Lender Agreements.

           Section 12.2. Agent's Reliance, Etc . Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Lenders for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Lender Agreements, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (a) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form required under Article 11 hereof; (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representations to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Lender Agreements; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Lender Agreements on the part of the Borrower or any other Person or to inspect the property (including the books and records) of the Borrower or any other Person; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Lender Agreements or any other instrument or document furnished pursuant hereto or thereto; and (f) shall incur no liability under or in respect of this Agreement or the other Lender Agreements by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy or telegram) believed by the Agent to be genuine and signed or sent by the proper party or parties.

           Section 12.3. Agent as a Lender. With respect to its interest in the Loans hereunder, if any, DDJ Capital Management, LLC shall have the same rights and powers under this Agreement and the other Lender Agreements as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lender(s)" shall, unless otherwise expressly indicated, include DDJ Capital Management, LLC in its individual capacity. DDJ Capital Management, LLC and its affiliates may lend money to, and generally engage in any kind of business with, the Borrower, any of the Borrower's Affiliates and any Person who may do business with or own securities of the Borrower or any such Affiliate of the Borrower, all as if DDJ Capital Management, LLC were not the Agent and without any duty to account therefor to the Lenders.

           Section 12.4. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section 5.8 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

           Section 12.5. Indemnification of Agent. Each Lender agrees to indemnify the Agent and its directors, officers, employees and agents (to the extent that the Agent is not reimbursed by the Borrower), ratably according to each Lender's Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent or its directors, officers, employees or agents in any way relating to or arising out of this Agreement or any other Lender Agreement or any action taken or omitted by the Agent in such capacity under this Agreement; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Lender Agreement, to the extent that the Agent is not reimbursed for such expenses by the Borrower.

           Section 12.6. Successor Agent. Except as provided below, the Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Lenders shall have the right to appoint a successor Agent which shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Lenders (other than the resigning Agent), and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank or financial institution organized under the laws of the United States of American or of any state thereof. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Lender Agreements. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Lender Agreements.

           Section 12.7. Amendment of Article 13. The Borrower hereby agrees that the foregoing provisions of this Article 12 constitute an agreement among the Agent and the Lenders (and the Agent and the Lenders acknowledge that except for the provisions of Section 12.6, the Borrower is not a party to or bound by such foregoing provisions) and that any and all of the provisions of this
Article 12 may be amended at any time by the Lenders without the consent or approval of, or notice to, the Borrower (other than the requirement of notice to the Borrower of the resignation of the Agent and the appointment of a successor Agent).

                           ARTICLE 13 - MISCELLANEOUS

           Section 13.1. Notices. All notices and other communications made or required to be given pursuant to this Agreement shall be in writing and shall be mailed by United States mail, postage prepaid, or sent by hand, by telecopy or by nationally-recognized overnight carrier service, addressed as follows:

           (a) If to the Agent, at 141 Linden Street, Wellesley, MA 02482, Telecopier No. (781) 283-8555, Attention: Wendy Landon, with a copy to: Goodwin Procter LLP, Exchange Place, Boston, MA 02109, Telecopier No. 617-523-1231,
Attention: Jon D. Schneider, P.C., or at such other address(es) or to the attention of such other Person(s) as the Agent shall from time to time designate in writing to the Borrower and the Lenders.

           (b) If to the Borrower, at 2914 Montopolis Drive, Suite 200, Austin, Texas 78741, Telecopier No. 512-369-1515, Attention: President and Chief Executive Officer, (Randy McCullogh), with a copy to: (i) David Barr, Chairman at the address of the Borrower and (ii) Weil, Gotshal & Manges LLP, 700 Louisiana, Suite 1600, Houston, Texas 77002, Telecopier No. 713-224-9511,
Attention: Jeffrey D. Hopkins, Esq., or at such other address(es) or to the attention of such other Person(s) as the Borrower shall from time to time designate in writing to the Agent and the Lenders.

           (c) If to any Lender, at the address(es) and to the attention of the Person(s) specified below such Lender's name on the execution page of this Agreement (or in the case of a Successor Lender, at the address(es) and to the attention of the Person(s) specified in the Assignment and Acceptance Agreement executed by such Successor Lender), or at such other address(es) and to the attention of such other Person(s) as any Lender shall from time to time designate in writing to the Agent and the Borrower.

           Any notice so addressed and mailed by registered or certified mail shall be deemed to have been given when mailed. Any notice so addressed and sent by hand, by telecopy or by overnight carrier service shall be deemed to have been given when received.

           A notice from the Agent stating that it has been given on behalf of the Lenders shall be relied upon by the Borrower as having been given by the Lenders.

           Section 13.2. Merger. This Agreement and the other Lender Agreements and documents contemplated hereby, including the Intercreditor Agreement, constitute the entire agreement of the Borrower and the Agent and the Lenders and express their entire understanding with respect to credit advanced or to be advanced by the Lenders to the Borrower.

           Section 13.3. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed and enforced under the laws of the Commonwealth of Massachusetts. The Borrower hereby irrevocably submits itself to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and to the non-exclusive jurisdiction of any Federal court of the

United States located in a District of Massachusetts for the purpose of any suit, action or other proceeding arising out of this Agreement or any other Lender Agreement or any of the transactions contemplated hereby or thereby.

           Section 13.4. Counterparts. This Agreement and all amendments, if any, to this Agreement may be executed in several counterparts, each of which shall be an original. The several counterparts shall constitute but one and the same Agreement.

           Section 13.5. Expenses and Indemnification.

           (a) The Borrower agrees to pay, on demand, all of the Agent's and the Lenders' reasonable expenses in preparing, executing, delivering and administering this Agreement, the Lender Agreements and all related instruments and documents, including, without limitation, upon presentation of invoices in reasonable detail, the reasonable fees and out of-pocket expenses of the Agent's special counsel, Goodwin Procter LLP, and the Agent's and Lenders' expenses in connection with periodic audits of the Borrower. The Borrower also agrees to pay, on demand, all reasonable out-of-pocket expenses incurred by the Agent and the Lenders, including, without limitation, reasonable legal and accounting fees, in connection with the collection of amounts due hereunder and under all other Lender Agreements upon the occurrence of an Event of Default hereunder, the revision, protection or enforcement of any of the Agent's or the Lenders' rights against the Borrower under this Agreement, the Notes and all other Lender Agreements and the administration of special problems that may arise under this Agreement or any other Lender Agreement. The Borrower also agrees to pay all stamp and other taxes in connection with the execution and delivery of this Agreement and related instruments and documents.

           (b) Without limitation of any other obligation or liability of the Borrower or right or remedy of the Agent or the Lenders contained herein, the Borrower hereby covenants and agrees to indemnify and hold the Agent, the Lenders, and the directors, officers, members, subsidiaries, shareholders, agents, affiliates and Persons controlling the Agent and the Lenders, harmless from and against any and all damages, losses, settlement payments, obligations, liabilities, claims, including, without limitation, claims for finder's or broker's fees, actions or causes of action, and reasonable costs and expenses incurred, suffered, sustained or required to be paid by any such indemnified party in each case by reason of or resulting from any claim relating to the transactions contemplated hereby, other than any such claims which are determined by a final, non-appealable judgment or order of a court of competent jurisdiction to be the result of the gross negligence or willful misconduct of such indemnified party. Promptly upon receipt by any indemnified party hereunder of notice of the commencement of any action against such indemnified party for which a claim is to be made against the Borrower hereunder, such indemnified party shall notify the Borrower in writing of the commencement thereof, although the failure to provide such notice shall not affect the indemnification rights of any such indemnified party hereunder. The Borrower shall have the right, at its option upon notice to the indemnified parties, to defend except as provided below, any such matter at its own expense and with its own counsel, which counsel must be reasonably acceptable to the indemnified parties. The indemnified party shall cooperate with the Borrower in the defense of such matter. The indemnified party shall have the right to employ separate counsel and to participate in the defense of such matter at its own expense. In the event that (a) the employment of separate counsel by an indemnified party has been authorized in writing by the Borrower, (b) the Borrower has failed to assume the defense of such matter within fifteen (15) days of notice thereof from the indemnified party, or (c) the named parties to any such action (including impleaded parties) include any indemnified party who has been advised by counsel that there may be one or more legal defenses available to it or prospective bases for liability against it, which are different from those available to or against the Borrower, then the Borrower shall not have the right to assume the defense of such matter with respect to such indemnified party. The Borrower shall not compromise or settle any such matter against an indemnified party without the written consent of the indemnified party, which consent may not be unreasonably withheld or delayed.

           Section 13.6. WAIVER OF JURY TRIAL. THE AGENT, THE LENDERS AND THE BORROWER AGREES THAT NONE OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS AGREEMENT, THE NOTES, ANY LENDER AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY EACH OF THE AGENT, THE LENDERS AND THE BORROWER WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NONE OF THE AGENT, THE LENDERS OR THE BORROWER HAS AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

           Section 13.7. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held illegal, invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without in any manner affective the legality, validity or enforceability thereof in any other jurisdiction or the remaining provision hereof in any jurisdiction.

           Section 13.8. Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

           Section 13.9. Confidentiality. Upon delivery to any Lender or the Agent, or permitting any Lender or the Agent to inspect, any written information pursuant to this Agreement or other Lender Agreements, each Lender and the Agent shall treat such information as confidential. Each Lender and the Agent agreed to hold such information in confidence from the date of disclosure thereof. Subject to the other provisions of this Section 13.9, each Lender and the Agent may disclose confidential information to its officers, directors, members, employees, attorneys, accountants, or other professionals engaged by any Lender or the Agent only after determining that such third party has been instructed to hold such information in confidence to the same extent as it if were a Lender. Notwithstanding the foregoing, the provisions of this Section 13.9 shall not apply to information the substance of which, at the time of disclosure by any Lender or the Agent, has been disclosed to or is known to any creditor (other than information as to which such creditor is then under an obligation of nondisclosure), or any Person other than (A) a director, officer, employee or agent of any of the Borrower or a professional engaged by the Borrower of (B) a Person who is then under an obligation of nondisclosure (otherwise than as a consequence of a wrongful act of any Lender or the Agent), (ii) information which any Lender, of the Agent had in its possession prior to receipt thereof from the disclosing party, or (iii) information received by any Lender or the Agent from a third party having no obligations or nondisclosure with respect thereto. Nothing contained in this Section 13.9 shall prevent any disclosures:
(x) believed in good faith by any Lender or the Agent to be required by any law or guidelines or interpretation or application thereof by any governmental authority, arbitrator or grand jury charged with the interpretation or administration thereof or compliance with any request or directive of any governmental authority, arbitrator or grand jury (whether or not having the force of law), (y) determined by counsel for any Lender or the Agent to be necessary or advisable in Agreement or any other Lender Agreements or (z) of any information which has been made public by a Person other than any Lender or the Agent. The Lenders and the Agent shall have the right to disclosure any confidential information described in this Section 13.9 to an assignee or prospective assignee or to a participant or prospective participant in Loans hereunder, provided that the assigning or selling Lender shall have obtained from such assignee or prospective assignee or participant or prospective participant an agreement to hold such information in confidence to the same extent as if it were a Lender.

           IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have caused this Loan Agreement to be executed by their duly authorized officers as of the date set forth above.

                                  SAMUELS JEWELERS, INC.

                                  By: /s/ Randy McMullough
                                      -------------------------------------
                                      Name: Randy McMullough
                                      Title: President and CEO



                                  DDJ CAPITAL MANAGEMENT, LLC,
                                  As Agent

                                  By: /s/ David J. Breazzano
                                      -------------------------------------
                                      Name: David J. Breazzano
                                      Title: Member



                                  B III CAPITAL PARTNERS, L.P.

                                  By:  DDJ CAPITAL III, its GENERAL PARTNER

                                  By:  DDJ CAPITAL MANAGEMENT, LLC, Manager

                                  By: /s/ Randy McCullough
                                      -------------------------------------
                                      Name: David J. Breazzano
                                      Title: Member

                                  B III-A CAPITAL PARTNERS, L.P.

                                  By:  GP III-A LLC, its GENERAL PARTNER

                                  By:  DDJ CAPITAL MANAGEMENT, LLC, Manager

                                  By: /s/ David J. Breazzano
                                      -------------------------------------
                                      Name: David J. Breazzano
                                      Title: Member

                                                                    Exhibit A

                                 TRANCHE B NOTE


           All amounts at any time owing by the maker of this Tranche B Note to the payee hereunder are subordinated in right of payment to the indefeasible payment and satisfaction in full of all present and future obligations, liabilities and indebtedness of the maker of this Tranche B Note to the lenders (the "Senior Lenders") under that certain Loan and Security Agreement, dated as of October 2, 1998, as amended as of April 15, 1999, August 30, 1999, November 24, 1999, January 25, 2000, June 2, 2000, and April _, 2001 (as amended, the "Senior Loan Agreement") and any security interests in or liens on any of the assets of the maker of this Tranche B Note securing such obligations, liabilities and indebtedness are junior to any security interests and liens of the Senior Lenders in the assets of the maker of this Tranche B Note, as provided by and as otherwise subject to the Intercreditor and Subordination Agreement, dated as of the date hereof, between the payee and the Senior Lenders.

$[            ]                                                  April _, 2001
                                                         Boston, Massachusetts

           FOR VALUE RECEIVED, Samuels Jewelers, Inc. (the "Borrower") HEREBY PROMISES TO PAY to the order of [ ] (the "Lender") the principal sum of $[ ], together with interest on the unpaid principal amount from time to time outstanding at the rate or rates and computed and payable at the times as described in the Loan Agreement (as hereinafter defined). Payments of the principal hereof shall be made as provided in the Loan Agreement. Notwithstanding any other provision of this note, the entire balance of principal and accrued and unpaid interest shall be paid in full on the Maturity Date (as defined in the Loan Agreement).

           This note is one of the Tranche B Notes referred to in the Loan Agreement dated as of March 1, 2001 (as the same may be amended, modified or supplemented from time to time the "Loan Agreement") by and among the Borrower, the Lenders from time to time parties thereto, and DDJ Capital Management, LLC, a Massachusetts limited liability company, as Agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

           The Borrower shall have the right to voluntarily prepay all or any part of the outstanding principal amount of this note subject to the provisions of the Loan Agreement.

The holder of this note is entitled to all the benefits and rights of a Lender under the Loan Agreement to which reference is hereby made for a statement of the terms and conditions under which the entire unpaid balance of this note, or any portion thereof, shall become immediately due and payable. The Borrower hereby waives presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this note.

           No delay or omission on the part of the holder of this note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

           The Borrower hereby agrees to pay on demand all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incurred or paid by the holder of this note in enforcing this note on default.

THE LENDER AND THE BORROWER AGREE THAT NEITHER OF THEM NOR ANY OF THEIR ASSIGNEES OR SUCCESSORS SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS NOTE, THE LOAN AGREEMENT, ANY TRANSACTION DOCUMENT, ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED IN CONNECTION WITH ANY OF THE FOREGOING, ANY COLLATERAL SECURING ALL OR ANY PART OF THE LENDER OBLIGATIONS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY EACH LENDER AND THE BORROWER WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE LENDER NOR THE BORROWER HAVE AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

           This note shall be deemed to be under seal, and all rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).


                                           SAMUELS JEWELERS, INC.

                                           By:
                                               ------------------------------
                                               Name:
                                               Title:

                                                                     Exhibit B

                                 TRANCHE C NOTE


           All amounts at any time owing by the maker of this Tranche C Note to the payee hereunder are subordinated in right of payment to the indefeasible payment and satisfaction in full of all present and future obligations, liabilities and indebtedness of the maker of this Tranche C Note to the lenders (the "Senior Lenders") under that certain Loan and Security Agreement, dated as of October 2, 1998, as amended as of April 15, 1999, August 30, 1999, November 24, 1999, January 25, 2000, June 2, 2000, and April _, 2001 (as amended, the "Senior Loan Agreement") and any security interests in or liens on any of the assets of the maker of this Tranche C Note securing such obligations, liabilities and indebtedness are junior to any security interests and liens of the Senior Lenders in the assets of the maker of this Tranche C Note, as provided by and as otherwise subject to the Intercreditor and Subordination Agreement, dated as of the date hereof, between the payee and the Senior Lenders.

$[                ]                                              April _, 2001
                                                         Boston, Massachusetts

           FOR VALUE RECEIVED, Samuels Jewelers, Inc. (the "Borrower") HEREBY PROMISES TO PAY to the order of [ ] (the "Lender") the principal sum of $[ ], together with interest on the unpaid principal amount from time to time outstanding at the rate or rates and computed and payable at the times as described in the Loan Agreement (as hereinafter defined). Payments of the principal hereof shall be made as provided in the Loan Agreement. Notwithstanding any other provision of this note, the entire balance of principal and accrued and unpaid interest shall be paid in full on the Maturity Date (as defined in the Loan Agreement).

           This note is one of the Tranche C Notes referred to in the Loan Agreement dated as of April _, 2001 (as the same may be amended, modified or supplemented from time to time the "Loan Agreement") by and among the Borrower, the Lenders from time to time parties thereto, and DDJ Capital Management, LLC, a Massachusetts limited liability company, as Agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

           The Borrower shall have the right to voluntarily prepay all or any part of the outstanding principal amount of this note subject to the provisions of the Loan Agreement.

           The holder of this note is entitled to all the benefits and rights of a Lender under the Loan Agreement to which reference is hereby made for a statement of the terms and conditions under which the entire unpaid balance of this note, or any portion thereof, shall become immediately due and payable. The Borrower hereby waives presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this note.

           No delay or omission on the part of the holder of this note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

           The Borrower hereby agrees to pay on demand all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incurred or paid by the holder of this note in enforcing this note on default.

THE LENDER AND THE BORROWER AGREE THAT NEITHER OF THEM NOR ANY OF THEIR ASSIGNEES OR SUCCESSORS SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS NOTE, THE LOAN AGREEMENT, ANY TRANSACTION DOCUMENT, ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED IN CONNECTION WITH ANY OF THE FOREGOING, ANY COLLATERAL SECURING ALL OR ANY PART OF THE LENDER OBLIGATIONS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY EACH LENDER AND THE BORROWER WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE LENDER NOR THE BORROWER HAVE AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.











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
           This note shall be deemed to be under seal, and all rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).

                                             SAMUELS JEWELERS, INC.

                                             By:
                                                 -----------------------------
                                                 Name:
                                                 Title:

















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